UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) January 3, 2023
NORDSTROM, INC.
(Exact name of registrant as specified in its charter)

Washington	001-15059	91-0515058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1617 Sixth Avenue, Seattle, Washington 98101
(Address of principal executive offices)
Registrant’s telephone number, including area code (206) 628-2111
Inapplicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, without par value	JWN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(d) Appointment of Directors

On January 3, 2023, the Board of Directors (“Board”) of Nordstrom, Inc. (“Company”) appointed Atticus Tysen, age 57, to the Board. The appointment was effective immediately.

Since August 2021, Mr. Tysen has served as SVP Product Development, Chief Information Security and Fraud Prevention Officer at Intuit Inc. In that role, Mr. Tysen is responsible for the systems supporting Intuit’s core IT functions, as well as its cybersecurity and fraud prevention operations. Mr. Tysen joined Intuit in 2002, and has held positions of increasing responsibility throughout that tenure, including serving as the company’s SVP and CIO from August 2013 to January 2020 and the company’s SVP, Chief Information Security Officer, Chief Fraud Prevention Officer and Chief Information Officer from February 2020 to July 2021. Prior to joining Intuit, Mr. Tysen served as vice president of engineering at Aveo, Inc., where he set overall technical direction and led teams to build and deliver proactive technology support and messaging systems for personal computer manufacturers. Mr. Tysen holds a bachelor’s degree in computer science from Stanford University, and brings to the Board a wealth of knowledge and experience regarding information technology and information security.

As a nonemployee director, Mr. Tysen will receive compensation for his service on the Board equivalent to the cash retainer and common stock award compensation described under the caption “Director Compensation” of the Company’s proxy statement that was filed with the Securities and Exchange Commission (“SEC”) on April 7, 2022. He will also be eligible to participate in the Company’s other compensation benefit plans and programs for nonemployee directors as described in the proxy statement. In addition, the Company plans to enter into its standard Independent Director Indemnification Agreement with Mr. Tysen, the form of which was filed with the SEC as exhibit 10.78 to the Company’s Annual Report on Form 10-K for the year ended January 29, 2011.

There are no transactions between the Company and Mr.Tysen which require disclosure pursuant to Item 404(a) of Regulation S-K.
ITEM 9.01 Financial Statements and Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORDSTROM, INC.
(Registrant)

/s/ Ann Munson Steines
Ann Munson Steines
Chief Legal Officer,
General Counsel and Corporate Secretary

Date: January 5, 2023